MDU RESOURCES GROUP, INC. LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN PERFORMANCE SHARE ("PSA") AWARD AGREEMENT (Based on the Relative Performance of MDU Resources Group, Inc.) [Date] [Participant Name] In accordance with the terms of the MDU Resources Group, Inc. (the "Company") Long-Term Performance-Based Incentive Plan (the "Plan"), pursuant to action of the Compensation and Human Capital Committee (the "Committee") of the Company’s Board of Directors, the Company hereby grants to you (the "Participant") PSAs (the "Award"), subject to the terms and conditions set forth in this Award Agreement (including Annex A and all documents incorporated herein by reference), as set forth below: Target Award: [No. of Shares] PSAs (the "Target Award") Performance Period: January 1, _____ through December 31, _____ (the "Performance Period") Date of Grant: _____ Dividend Equivalents: Yes THESE PSAs ARE SUBJECT TO FORFEITURE AS PROVIDED HEREIN. THIS AWARD AND AMOUNTS RECEIVED IN CONNECTION WITH THIS AWARD ARE ALSO SUBJECT TO FORFEITURE, RECAPTURE, OR OTHER ACTION IN THE EVENT OF AN ACCOUNTING RESTATEMENT, AS PROVIDED IN THE PLAN. Further terms and conditions of the Award are set forth in Annex A hereto, which is an integral part of this Award Agreement. Subject to the terms of the Plan, decisions and interpretations of the Committee are binding, conclusive, and final upon any questions arising under the Award Agreement or the Plan. Attachment: Annex A: Performance Share Award Agreement Annex B: Peer Group Companies

Annex A - 1 ANNEX A It is understood and agreed that the Award of PSAs evidenced by the Award Agreement to which this is annexed is subject to the following additional terms and conditions. 1. Nature of Award. The Target Award represents the opportunity to receive shares of Company common stock, $1.00 par value ("Shares") and Dividend Equivalents on such Shares. The number of Shares that may be earned under this Award shall be determined pursuant to Section 3 hereof. The amount of Dividend Equivalents that may be earned under this Award shall be determined pursuant to Section 5 hereof. Except for Dividend Equivalents, which are paid in cash, Awards will be paid in Shares. 2. Performance Measures. The "Payout Percentage" of the Target Award number of Shares will be determined based on the Company's total stockholder return ("TSR") relative to that of the Peer Group (as defined below) (the "Percentile Rank") for the Performance Period. (a) The applicable Payout Percentage of the Target Award number of Shares based on the achievement of the relative TSR performance measure will be determined in accordance with the following table: Percentile Rank Payout Percentage (% of Target Award) Payout percentages for results achieved between the above-stated percentile ranks will be determined by linear interpolation. The Percentile Rank of a given Peer Group company's TSR is defined as the percentage of the Peer Group companies' returns falling at or below the given Peer Group company's TSR. The formula for calculating the Percentile Rank follows: Percentile Rank = (n - r + 1)/n x 100 n = total number of companies in the Peer Group at the end of the Performance Period, excluding the Company r = the numeric rank of the Company's TSR relative to the Peer Group at the end of the Performance Period, where the highest return in the group is ranked number 1 To illustrate, if the Company's TSR is the third highest in the Peer Group comprised of 20 companies, its Percentile Rank would be 90. The calculation is: (20 - 3 + 1)/20 x 100 = 90. The Percentile Rank shall be rounded to the nearest whole percentage. For purposes of this Award Agreement, the applicable Peer Group shall be the companies identified in Annex B, as determined by the Committee (the "Peer Group"). If a Peer Group company is

Annex A - 2 acquired or merges with another entity (or it is publicly announced that it will be acquired or merges with another entity) during the Performance Period, the acquired company or companies will be deleted from the Peer Group for the entire Performance Period. The surviving or acquiring company shall remain in the Peer Group for the entire Performance Period. The Percentile Rank will be calculated without regard to the return of the deleted company or companies. If a peer group company becomes bankrupt, or is delisted (and not otherwise acquired) from trading on national securities exchange due to a voluntary or involuntary delisting, prior to or during the Performance Period, the company will be moved to the bottom of the Peer Group for the entire Performance Period and Percentile Rank will be calculated with regard to the return of the bankrupt or delisted company. If the Company or a company in the Peer Group spins off a segment of its business, the shares of the spun-off entity will be treated as a cash dividend that is reinvested in the Company or the company in the Peer Group. If the Company’s and/or any Peer Group company’s stock splits, such company’s TSR will be adjusted for the stock split so as not to give an advantage or disadvantage to such company by comparison to the other companies. TSR is the percentage change in the value of an investment in the common stock of a company based on the average closing prices for the last twenty trading days in the calendar year preceding the beginning of the Performance Period through the average closing prices for the last twenty trading days in the final year of the Performance Period. It is assumed that dividends are reinvested in additional shares of common stock at the frequency paid. 3. Determination of Number of Shares Earned. The number of Shares earned, if any, for the Performance Period shall be determined in accordance with the following formula: # of Shares earned = Payout Percentage x Target Award All PSAs that are not earned for the Performance Period shall be forfeited 4. Issuance of Shares. Subject to any restrictions on distributions of Shares under the Plan, and subject to Section 5 of this Annex, the Shares earned under the Award, if any, shall be issued to the Participant as soon as practicable following the close of the Performance Period but no later than the March 15th immediately following the close of the Performance Period. Executives are required to comply with the Company’s Stock Ownership Policy and Insider Trading Policy. If a Participant has not achieved an applicable stock ownership requirement, the Participant shall hold the net after- tax Shares received under this Award until the requirement is met. 5. Dividend Equivalents. Dividend Equivalents shall be earned with respect to any Shares issued to the Participant pursuant to this Award. The amount of Dividend Equivalents earned shall be equal to the total dividends declared on a Share for stockholders of record between the Date of Grant of this Award and the last day of the Performance Period, multiplied by the number of Shares issued to the Participant pursuant to the Award Agreement. Any Dividend Equivalents earned shall be paid in cash to the Participant when the Shares to which they relate are issued or as soon as practicable thereafter, but no later than the March 15th immediately following the close of the Performance Period. If the Award is forfeited or if no Shares are issued, no Dividend Equivalents shall be paid.

Annex A - 3 6. Termination of Employment During the Performance Period; Change in Control. (a) If the Participant's employment with the Company is terminated during the Performance Period for "Cause" (as defined below) at any time, all PSAs (and related Dividend Equivalents) shall be forfeited. (b) If the Participant's employment with the Company is terminated after the Participant, as of the effective date of termination, has reached age 55 and completed 10 "Years of Service" (i) during the first year of the Performance Period, all PSAs (and related Dividend Equivalents) shall be forfeited; (ii) during the second year of the Performance Period, determination of the Company's Payout Percentage for the Performance Period will be made by the Committee at the end of the Performance Period, and Shares (and related Dividend Equivalents) earned, if any, will be paid based on the Payout Percentage, prorated for the number of full months elapsed from and including the month in which the Performance Period began to and including the month in which the termination of employment occurs; and (iii) during the third year of the Performance Period, determination of the Company's Payout Percentage for the Performance Period will be made by the Committee at the end of the Performance Period, and Shares (and related Dividend Equivalents) earned, if any, will be paid based on the Payout Percentage without prorating. (c) If the Participant’s employment with the Company is terminated due to death or disability, a portion of the unvested PSAs will vest based on the ratio of the number of full months of employment completed during the Performance Period to the date of death or disability divided by the total number of months in the Performance Period. (d) For purposes of the Award Agreement, the term "Cause" shall mean the Participant's fraud or dishonesty that has resulted or is likely to result in material economic damage to the Company or a Subsidiary, or the Participant's willful nonfeasance if such nonfeasance is not cured within ten days of written notice from the Company or a Subsidiary, as determined in good faith by a vote of at least two-thirds of the non-employee directors of the Company at a meeting of the Board at which the Participant is provided an opportunity to be heard. For purposes of the Award Agreement, the term "Years of Service" shall mean the full 12-month years a Participant is employed by the Company and/or a Subsidiary. (e) Upon the occurrence of a Change in Control during the Performance Period, the PSAs (and related Dividend Equivalents) shall be deemed earned at the Target Award number of Shares, unless a Replacement Award is provided to the Participant to replace the PSAs, in which case the PSAs shall convert into a Replacement Award for the Target Award number of Shares and such Replacement Award will be subject solely to time-based vesting through the end of the Performance Period. If the Participant experiences a Qualifying Termination, the Replacement Award granted in respect of the PSAs shall vest in full upon the date of such termination of employment. For purposes of this Section 6(e) only: “Qualifying Termination” means a termination of the Participant’s employment during the two-year period beginning on and including the date of a Change in Control, by the Participant for Good Reason or by the Company other than for Cause, death or Disability. “Cause” means, if the Participant is a participant in the Company’s Change in Control Severance Plan, the definition set forth in such plan, and otherwise (i) the Participant’s fraud or dishonesty that

Annex A - 4 has resulted, or is likely to result, in material economic damage to the Company or a Subsidiary, or (ii) the Participant’s willful nonfeasance if such nonfeasance is not cured within ten days of written notice from the Company or a Subsidiary, in each case as determined in good faith by a vote of at least two-thirds of the non-employee members of the Board at a meeting of the Board at which the Participant is provided an opportunity to be heard. “Good Reason” means if the Participant is a participant in the Company’s Change in Control Severance Plan, the definition set forth in such plan, and otherwise the occurrence of any of the following without the Participant’s prior written consent: (i) A reduction of the Participant’s annual base salary, target annual incentive, or target annual long-term incentive opportunity, in each case, from that in effect immediately prior to the Change in Control, or if higher, that in effect at any time thereafter; (ii) A relocation of the Participant’s primary place of employment by more than fifty (50) miles; or (iii) Any material reduction in the Participant’s titles, authority, reporting relationship, duties or responsibilities. In order to invoke a termination for Good Reason, the Participant must provide written notice to the Company of the existence of one or more of the conditions described in clauses (i) through (iii) of this definition within ninety (90) days after the Participant first becomes aware of the existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within thirty (30) days from the earlier of (1) the end of the Cure Period, or (2) the date the Company provides written notice to the Participant that it does not intend to cure such condition. The Participant’s mental or physical incapacity following the occurrence of an event described above in clauses (i) through (iii) of this definition shall not affect the Participant’s ability to terminate employment for Good Reason and the Participant’s death following delivery of a notice of termination for Good Reason shall not affect the Participant’s estate’s entitlement to the severance payments and benefits provided hereunder upon a termination of employment for Good Reason. 7. Tax Withholding. Pursuant to Article 15 of the Plan, the Committee has the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes (including the Participant's FICA obligations) required by law to be withheld with respect to the Award and Dividend Equivalents. The Committee may condition the delivery of Shares upon the Participant's satisfaction of such withholding obligations. The withholding requirement for Shares will be satisfied by the Company withholding Shares having a Fair Market Value equal to federal income tax withholding obligations using an IRS accepted methodology plus additional amounts for state and local tax purposes, as applicable, including payroll taxes, that are applicable to such supplemental taxable income but with rates not to exceed the maximum effective statutory rates, unless the Participant elects, in a manner satisfactory to the Committee, to remit an amount to satisfy the withholding requirement subject to such restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Such election must be made before, and is irrevocable after, December 15 of the last year of the Performance Period, and cannot be made or revoked while the Participant possesses information

Annex A - 5 that will be material nonpublic information at the time the Shares are issued such that the Participant would be prohibited from trading on the Company’s stock under the Company's Insider Trading Policy. 8. Personal Information. The Company and its suppliers or vendors may collect, use, and disclose the Participant's personal information for the purposes of the implementation, management, administration, and termination of the Plan. 9. Amendment. The Committee may amend, alter, modify, suspend, or terminate the Award Agreement at any time and from time to time, in whole or in part; provided, however, no amendment, alteration, modification, suspension, or termination of the Award Agreement shall adversely affect in any material way the Award Agreement, without the Participant's written consent, except to the extent such amendment, alteration, modification, suspension, or termination is reasonably determined by the Committee in its sole discretion to be necessary to comply with applicable laws, rules, regulations, or is necessary for such approvals by any governmental agencies or national securities exchanges as may be required. 10. Binding Effect. The Award Agreement shall inure to the benefit of the successors and assigns of the Company, and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant's heirs, beneficiaries, executors, legal representatives, successors, and assigns. 11. Integrated Agreement. The Award Agreement and the Plan constitute the entire understanding and agreement between the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. 13. Notices. Any notice hereunder to the Company shall be addressed to its office, 1200 West Century Avenue, Bismarck, North Dakota 58503; Attention: Corporate Secretary, and any notice hereunder to the Participant shall be addressed to him or her at the address specified on the Award Agreement, subject to the right of either party to designate at any time hereafter in writing some other address. 14. Definitions. Capitalized terms not otherwise defined herein or in the Award Agreement shall have the meanings given them in the Plan. 15. Governing Law and Severability. To the extent not preempted by federal law, the Award Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions. In the event any provision of the Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Award Agreement, and the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. 16. No Rights to Continued Employment. The Award Agreement is not a contract of employment. Nothing in the Plan or in the Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Participant's employment at any time, for any reason or no reason, or confer upon the Participant the right to continue in the employ of the Company or a Subsidiary.

Annex A - 6 17. Construction. Captions and titles contained in the Award Agreement are for convenience only and shall not affect the meaning or interpretation of any provision of the Award Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise. 18. Conformity. The Award Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of the Award Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Award Agreement or any matters as to which the Award Agreement is silent, the Plan shall govern.

Annex A - 7 ANNEX B PEER GROUP COMPANIES